UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  June 5, 2008


                Morgan Stanley Diversified Futures Fund III L.P.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                   0-19116                     13-3577501
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                         10036
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:   (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to
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   Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

   (d) Effective June 5, 2008, Michael Durbin serves as a director of Demeter Management Corporation (the "General Partner") and is a principal of the General Partner.

      Michael R. Durbin, age 40, is a director of the General Partner. Mr. Durbin has been a principal of the General Partner since June 5, 2008. Mr. Durbin is a Managing Director of Morgan Stanley and has been Chief Operating Officer of National Sales since February 2008. Mr. Durbin joined Morgan Stanley in 1990 and has served in a succession of leadership positions in both its institutional and wealth management businesses, most recently as head of Global Wealth Management Group Capital Markets from October 2007 to February 2008. Mr. Durbin also served as Head of Equity Products and Services from March 2006 to October 2007, Head of International Private Wealth Management from May 2005 to March 2006, Chief Strategic and Risk Officer of Global Wealth Management Group from September 2004 to May 2005, and Chief Administrative Officer of each of Private Wealth Management and Global Wealth Management Group from January 2002 to September 2004. Mr. Durbin received his B.B.A from the University of Notre Dame in 1990 and an M.B.A. from the New York University in 1998.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY DIVERSIFIED FUTURES FUND III L.P.

Date: June 10, 2008             By:    Demeter Management Corporation
                                       as General Partner

                                       /s/ Walter Davis
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                                Name:  Walter Davis
                                Title: President